Exhibit 10.2

EXECUTION VERSION

AMENDMENT NUMBER FIVE

to the

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of March 3, 2017,

by and among

CITIBANK, N.A.

PENNYMAC CORP.

and

PENNYMAC LOAN SERVICES, LLC,

This AMENDMENT NUMBER FIVE (this “Amendment Number Five”) is made this 8th day of June, 2018, by and among CITIBANK, N.A. as buyer and agent (“Buyer” and “Agent,” as the case may be), PENNYMAC CORP., a Delaware corporation, as seller, PennyMac Operating Partnership, L.P., a Delaware limited partnership (“POP” and together with PennyMac Corp., a “Seller” and jointly and severally, the “Sellers”), and PENNYMAC LOAN SERVICES, LLC (“Servicer”) to the Amended and Restated Master Repurchase Agreement, dated as of March 3, 2017, by and among Buyer, PennyMac Corp. and Servicer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and Buyer have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Sellers and Servicer represent to Buyer that Seller Parties and Servicer are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.Amendments.  Effective as of June 8, 2018 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a)Section 2 of the Agreement is hereby amended by deleting the definition of “Committed Amount” in its entirety and replacing it with the following:

“Committed Amount” shall mean an amount equal to (i) $650,000,000; reduced by the sum of (ii) (a) the aggregate outstanding Purchase Price (as such term is defined in the NPL Repurchase Agreement) of all Loans (as such term is defined in the NPL Repurchase Agreement) then subject to outstanding Transactions (as such term is defined in the NPL Repurchase Agreement) under the NPL Repurchase Agreement and (b) (1) prior to the VFN Closing Date, the Outstanding Aggregate Loan Amount (as such term is defined in the Bilateral MSR Loan Agreement) or (2) on and after the VFN Closing Date,  Buyer's Pro Rata Share of the aggregate outstanding Purchase Price (as such terms are defined in the VFN Repurchase Agreement) for all Transactions (as such term is defined in the VFN Repurchase Agreement) under the VFN Repurchase Agreement.

(b)Section 2 of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean June 7, 2019, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

(c)Section 2 of the Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Bilateral MSR Loan Agreement” shall mean that certain Second Amended and Restated Loan and Security Agreement, dated as of March 24, 2017, by and among PENNYMAC HOLDINGS, LLC, as a borrower, PENNYMAC CORP., as a borrower  and Lender, as such agreement may be amended from time to time.

“VFN Closing Date” shall mean date on which the VFN Repurchase Agreement closes and the Bilateral MSR Loan Agreement terminates.

“VFN Repurchase Agreement” shall mean that certain Amended and Restated Master Repurchase Agreement, among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent, the Buyers (as defined therein) from time to time party thereto, and PENNYMAC CORP., as seller, as such agreement may be amended from time to time.

(d)The defined term “Uncommitted Amount” in Section 2 of the Agreement is hereby restated to read in its entirety as follows:

“Uncommitted Amount” shall mean an amount equal to (i) $250,000,000 reduced by (ii) the Uncommitted Amount (as such term is defined in the NPL Repurchase Agreement) of all Loans (as such term is defined in the NPL Repurchase Agreement) then subject to outstanding Transactions (as such term is defined in the NPL Repurchase Agreement) under the NPL Repurchase Agreement.

(e)Schedule 1, Part I of the Agreement is hereby amended by deleting clauses (s) and (ppp) in their entirety and replacing them with the following:

(s)

LTV. As of the date of origination of the Loan, the LTV or CLTV is as identified on the Loan Schedule.  No Loan (other than a Jumbo Loan or High LTV Government Loan) shall have an LTV greater than 100%. No Jumbo Loan (other than a Jumbo Cash-Out Refinanced Loan) shall have an LTV or CLTV greater than 75%.  No Jumbo Cash-Out Refinanced Loan shall have an LTV or CLTV greater than 80%.

(ppp)

USDA Loans. Each USDA Loan is guaranteed by the Rural Housing Service, the related Rural Housing Service Guaranty is in full force and effect, and such USDA Loan is not subject to any defect which would diminish or impair the Rural Housing Service Guaranty, and no circumstances exist with respect to such USDA Loan which would permit the Rural Housing Service to deny coverage under the related Rural Housing Service Guaranty.  All actions required to be taken by the Seller or the related Qualified Originator (if different from the Seller) to cause the Buyer, as owner of the USDA Loan,

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to be eligible for the full benefits available under such Rural Housing Service Guaranty have been taken.

Section 2.Effectiveness.  This Amendment Number Five shall become effective as of the date that the Buyer shall have received:

(a)  counterparts of this Amendment Number Five duly executed by each of the parties hereto; and

(b) counterparts of that certain Amendment Number Five to the Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.

Section 3.Fees and Expenses.  Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Five (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

Section 4.Representations.  Seller and Servicer hereby represent to Buyer and Agent that as of the date hereof, Seller Parties and Servicer are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Section 5.Binding Effect; Governing Law.  This Amendment Number Five shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER FIVE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 6.Counterparts.  This Amendment Number Five may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 7.Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Five need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Five to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

CITIBANK, N.A.

(Buyer and Agent, as applicable)

By:  /s/ Susan Mills

Name:  Susan Mills

Title:    Vice President

             Citibank, N.A.

PENNYMAC CORP.,

(Seller)

By:  /s/ Pamela Marsh

Name: Pamela Marsh

Title: Managing Director, Treasurer

PENNYMAC OPERATING PARTNERSHIP, L.P. (Seller)

By:  PennyMac GP OP, Inc., its General Partner

By:  /s/ Pamela Marsh

Name: Pamela Marsh

Title: Managing Director, Treasurer

Address for Notices:

3043 Townsgate Road

Westlake Village, California 91361

Attention: Pamela Marsh/Richard Hetzel

Phone Number: (805) 330-6059/(805) 254-6088

E-mail: pamela.marsh@pnmac.com;

richard.hetzel@pnmac.com

PENNYMAC LOAN SERVICES, LLC,

(Servicer)

By:  /s/ Pamela Marsh

Name: Pamela Marsh

Title: Managing Director, Treasurer

Amendment Number Five to Amended and Restated Master Repurchase Agreement PMAC-Agency